                                                                   Exhibit 10.30

                               AMENDMENT NO. 2 TO
                             STOCKHOLDERS AGREEMENT

     AMENDMENT NO. 2 TO STOCKHOLDERS AGREEMENT (this "Amendment") dated as of November 20, 2002 by and among Concentra Inc., a Delaware corporation formerly known as Concentra Managed Care, Inc. (the "Company"), the several persons signatory hereto and named on Schedule I hereto under the heading "Schedule I Purchasers" and the several persons signatory hereto and named on Schedule II hereto under the heading "FFC Purchasers". Capitalized terms used in this Amendment which are not otherwise defined herein shall have the meanings ascribed to them in the Stockholders Agreement referred to below.

                              W I T N E S S E T H:

     WHEREAS, the Company, the several persons named on Schedule I hereto under the heading "Schedule I Purchasers" (the "Schedule I Purchasers") and the several persons named on Schedule II hereto under the heading "FFC Purchasers" (the "FFC Purchasers" and, together with the Schedule I Purchasers, collectively, the "Stockholders") are parties to a Stockholders Agreement dated as of August 17, 1999 (the "Stockholders Agreement");

     WHEREAS, on November 1, 2001, the Company issued to certain of its existing shareholders an aggregate 2,266,546 shares of Company Common Stock and warrants to acquire an aggregate 771,277 additional shares of Company Common Stock and, in connection therewith, the Stockholders Agreement was amended by Amendment No. 1 thereto dated as of November 1, 2001 to provide for certain matters relating to such shares and such warrants;

     WHEREAS, the Company proposes to issue an aggregate 1,515,152 shares of Company Common Stock (the "New Common Shares") pursuant to the terms and conditions of a Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of the date hereof among the Company and the purchasers named therein (the "Purchasing Stockholders");

     WHEREAS, upon the issuance of the New Common Shares, each Stockholder will own the number of shares of Company Common Stock, Company Class A Common Stock and/or New Warrants, as the case may be, appearing opposite the name of such Stockholder on Schedule I or Schedule II hereto, as the case may be;

     WHEREAS, it is a condition to the respective obligations of the Company and the Purchasing Stockholders under the Stock Purchase Agreement that this Amendment be executed and delivered by the Company and each of the Purchasing Stockholders, including (i) holders of a majority in interest of the Company Capital Stock currently held by the Schedule I Purchasers and (ii) holders of a majority in interest of the Company Capital Stock currently held by the FFC Purchasers; and

     WHEREAS, the parties hereto desire to execute and deliver this Amendment in order to fulfill such condition and to provide for certain matters relating to the New Common Shares;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

     SECTION 1. Amendments to Stockholders Agreement. The Stockholders Agreement is amended as follows:

          (a) Section I (1) of the Stockholders Agreement is amended by deleting the definition of New Common Shares appearing therein and adding the following new definition in lieu thereof:

                "'New Common Shares' means the `New Common Shares' referred to in Amendment No. 1 to this Agreement dated as of November 1, 2001 and the `New Common Shares' referred to in Amendment No. 2 to this Agreement dated as of November 20, 2002."

          (b) Section VIII (1) of the Stockholders Agreement is amended by deleting the text "held by such Stockholder as of the Effective Date" appearing in the introductory clause thereof and inserting the text "held by such Stockholder as of November 20, 2002" (the "Second Amendment Effective Date")" in lieu thereof.

          (c) Section VIII (1) of the Stockholders Agreement is amended by deleting the text "held by such Stockholder on the date hereof" appearing in the proviso at the end of said Section and inserting the text "held by such Stockholder on the Second Amendment Effective Date" in lieu thereof.

          (d) Section IX of the Stockholders Agreement is amended by deleting the text "held by the Schedule I Purchasers on the Effective Date" appearing therein and inserting the text "held by the Schedule I Purchasers on the Second Amendment Effective Date" in lieu thereof.

          (e) All references to "FFT" or to the "FFT Purchasers" contained in the Stockholders Agreement shall be deleted and replaced by references to "FFC" or to the "FFC Purchasers", as applicable.

     SECTION 2. Miscellaneous.

          (a) This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

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         (b) This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (c) Headings and section reference numbers in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

         (d) This Amendment is limited precisely as written and shall not be deemed to be a modification, acceptance or waiver of any other term, condition or provision of the Stockholders Agreement.

     IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment No. 2 to Stockholders Agreement, all as of the day and year first above written.

                                      CONCENTRA INC.


                                      By:      /s/ Richard A. Parr II
                                               -----------------------
                                               Richard A. Parr II
                                               Executive Vice President,
                                               General Counsel and Secretary




                       [PURCHASER SIGNATURE PAGES FOLLOW]

Address for Notices:                  The Purchasers:
-------------------                   --------------

c/o Welsh, Carson, Anderson & Stowe   WELSH, CARSON, ANDERSON & STOWE VIII, L.P.
320 Park Avenue                       By:  WCAS VIII Associates, L.L.C.,
Suite 2500                                 General Partner
         New York, NY 10022
Attention: Jonathan Rather            By:    /s/ Jonathan M. Rather
Facsimile: (212) 893-9548                ---------------------------------------
                                           Managing Member

                                      WELSH, CARSON, ANDERSON & STOWE VI, L.P.
                                      By:  WCAS VI ASSOCIATES, L.L.C.
                                           General Partner

                                      By:    /s/ Jonathan M. Rather
                                         ---------------------------------------
                                           Jonathan M. Rather
                                           Attorney-in-Fact

                                      WCAS MANAGEMENT CORP.

                                      By:    /s/ Jonathan M. Rather
                                         ---------------------------------------
                                           Jonathan M. Rather
                                           Treasurer

                                      John Almeida, Jr.
                                      Bruce K. Anderson
                                      David F. Bellet
                                      Russell L. Carson
                                      Anthony J. deNicola
                                      James B. Hoover
                                      D. Scott Mackesy
                                      Thomas E. McInerney
                                      Robert A. Minicucci
                                      Priscilla A. Newman
                                      Andrew M. Paul
                                      Paul B. Queally
                                      Jonathan M. Rather
                                      Richard H. Stowe
                                      Sean M. Traynor
                                      Laura M. VanBuren
                                      Patrick J. Welsh


                                      By:    /s/ Jonathan M. Rather
                                         ---------------------------------------
                                            Jonathan M. Rather, Individually and
                                            as Attorney- in-Fact

                                             /s/ James D. Hann
                                         ---------------------------------------
                                           James D. Hann

                                            /s/ William G. Payne
                                         ---------------------------------------
                                           William G. Payne

                                           /s/ Kurt Anderson
                                         ---------------------------------------
                                           Kurt Anderson

                                           /s/ Arthur Canario, M.D.
                                         ---------------------------------------
                                           Arthur Canario, M.D.


                                           /s/ David Cardelle
                                         ---------------------------------------
                                           David Cardelle

                                           /s/ James Doody
                                         ---------------------------------------
                                           James Doody

                                           /s/ Steven E. Nelson
                                         ---------------------------------------
                                           Steven E. Nelson

                                           /s/ Robert Seeds
                                         ---------------------------------------
                                           Robert Seeds

                                           /s/ Timothy Smith
                                         ---------------------------------------
                                           Timothy Smith
c/o Leeway & Co. (AT&T)             J.P. MORGAN DIRECT CORPORATE FINANCE
J.P. Morgan Investment Management   INSTITUTIONAL INVESTORS LLC
522 5/th/ Avenue, 13/th/ Floor
New York, NY 10036
Attention: Robert Kiss              By:  /s/ Robert E. Kiss
Facsimile: 212-837-1301                -----------------------------------------
                                         Name:  Robert E. Kiss
                                         Title: Portfolio Manager

                                    J.P. MORGAN DIRECT CORPORATE FINANCE PRIVATE
                                    INVESTORS LLC

                                    By:  /s/ Robert E. Kiss
                                       -----------------------------------------
                                         Name:  Robert E. Kiss
                                         Title: Portfolio Manager

                                    522 FIFTH AVENUE FUND, L.P.


                                    By:  /s/ Robert E. Kiss
                                       -----------------------------------------
                                         Name:  Robert E. Kiss
                                         Title: Portfolio Manager
c/o CMS Companies               CMS PEP XIV CO-INVESTMENT SUBPARTNERSHIP
1926 Arch Street
Philadelphia, PA 19103
Attention: Rick Mitchell
Facsimile: (215) 246-3083

                                 By: /s/ Richard A. Mitchell
                                   ---------------------------------------------
                                     Richard A. Mitchell
                                     Authorized Representative

                                 CMS CO-INVESTMENT SUBPARTNERSHIP II


                                 By: /s/ Richard A. Mitchell
                                   ---------------------------------------------
                                     Richard A. Mitchell
                                     Authorized Representative

                                 CMS DIVERSIFIED PARTNERS, L.P.

                                 By: /s/ Richard A. Mitchell
                                    --------------------------------------------
                                     Richard A. Mitchell
                                     Authorized Representative
c/o Hamilton Lane                  HAMILTON LANE PRIVATE EQUITY PARTNERS, L.P.
GSB Building
One Belmont Avenue, 9/th/ Floor    By:  HLSP Investment Management, LLC,
Bala Cynwyd, PA 19042                   its General Partner
Attention: Bradley Atkins
Facsimile: (610) 617-9853          By:  Hamilton Lane Investment Holdings, L.L.C

                                   By:  Hamilton Lane Advisors, L.L.C.

                                   By:      /s/ Mario L. Giannini
                                        ---------------------------------------
                                            Mario L. Giannini
                                            CEO



                                   HAMILTON LANE PRIVATE EQUITY FUND, PLC


                                   By:      /s/ Mario L. Giannini
                                        ---------------------------------------
                                                Mario L. Giannini
                                                Director


                                   By:      /s/ Leslie A. Brun
                                        ---------------------------------------
                                                Leslie A. Brun
                                                Director
c/o Nassau Capital Funds, L.P.        NASSAU CAPITAL PARTNERS III L.P.
22 Chambers Street, 2/nd/ Floor
Princeton, NJ 08542
Attention: Jeffrey Tuder              By: /s/ Robert Honstein
                                         --------------------------------------
Facsimile: (609) 924-8887                   Name:
                                            Title:

                                      NASSAU CAPITAL PARTNERS IV, L.P.


                                      By: /s/ Robert Honstein
                                         --------------------------------------
                                            Name:
                                            Title:

                                      NAS PARTNERS LLC


                                      By: /s/ Robert Honstein
                                         --------------------------------------
                                            Name:
                                            Title:

c/o Portfolio Advisors, LLC         A.S.F. CO-INVESTMENT PARTNERS, L.P.
9 Old Kings Highway South           By: PAF 10/98, LLC
Darien, CT 06820                    By: Old Kings I, LLC, as Managing Member
Attention: Jonathan Murphy
Facsimile: (203) 662-0013

                                    By: /s/ Jonathan F. Murphy
                                       ---------------------------------------
                                        Name:  Jonathan F. Murphy
                                        Title: Managing Member

51 Madison Avenue, Suite 3009   NEW YORK LIFE CAPITAL PARTNERS, L.P.
New York, NY 10010              By:  NYLCAP Manager LLC, its Investment Manager
Attention: Steven Benevento
Facsimile: (212) 576-5591

                                By:   /s/ Steven Benevento
                                   ---------------------------------------------
                                    Name:  Steven Benevento
                                    Title:

                                FERRER FREEMAN & COMPANY, LLC

                                on behalf of FFC PARTNERS I, L.P.
                                and as its General Partner

                                By:     /s/ Carlos A. Ferrer
                                   ---------------------------------------------
                                        Carlos A. Ferrer
                                        Manager

                                   and

                                on behalf of FFC EXECUTIVE PARTNERS I,
                                L.P. and as its General Partner


                                By: /s/ Carlos A. Ferrer
                                   ---------------------------------------------
                                        Carlos A. Ferrer
                                        Manager

                                   and

                                on behalf of FFC PARTNERS II, L.P.
                                and as its General Partner

                                By: /s/ Carlos A. Ferrer
                                   ---------------------------------------------
                                        Carlos A. Ferrer
                                        Manager

                                                                      SCHEDULE I

                              Schedule I Purchasers

                                  See attached.

Address for Schedule I Purchasers:

c/o      Welsh, Carson, Anderson & Stowe
         320 Park Avenue, Suite 2500
         New York, New York 10022
         Attention: Paul B. Queally
         Telecopy: (212) 893-9566

                                                                     SCHEDULE II

                                 FFC Purchasers

                                  See attached.

Address for FFC Purchasers:

c/o   Ferrer Freeman & Co.
         The Mill
         10 Glenville Street
         Greenwich, Connecticut  06831
         Attention:  Carlos Ferrer
         Telecopy:  (203) 532-8016